UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2006
COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio		45840

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (419) 423-1321
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     The disclosure in Item 5.02 below is incorporated into this Item 1.01 by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (a) Not applicable
     (b) On August 2, 2006, Mr. Thomas A. Dattilo, Chairman of the Board, President and Chief Executive Officer and Director of Cooper Tire & Rubber Company (the “Registrant”), announced his resignation as an employee of the Registrant and from all other positions held for the Registrant and its subsidiaries and affiliates, effective August 2, 2006.
     (c) The Board of Directors of the Registrant has appointed Byron O. Pond to serve as the interim Chief Executive Officer effective August 2, 2006 and until such time as a permanent Chief Executive Officer is appointed. Mr. Pond will receive base compensation at the rate of $850,000 per year and will receive a stock grant with a value of $185,000 priced at the closing market price for the Registrant’s common stock on the first day of trading during each three-month period in which he occupies the position of interim Chief Executive Officer. Mr. Pond will also continue to be compensated as a Director of the Registrant under the compensation arrangements applicable to its Directors.
     Mr. Pond, age 69, has served as a director of the Registrant since 1998, and his current term expires at the 2007 annual meeting of stockholders. Mr. Pond was Chairman of the Board of Amcast Industrial Corporation from April 2002 until September 2005, and President and Chief Executive Officer of Amcast from November 1, 2004 until September 2005. Mr. Pond also served as Chief Executive Officer from February 2001 to July 2003 and as President from February 2001 to April 2002. Amcast is a producer of aluminum wheels for the automotive industry and industrial brass castings for the construction industry. Mr. Pond previously served as Chairman of the Board of Arvin Industries, Inc., an automotive parts manufacturer, from 1996 to 1999. Mr. Ponds holds a B.S. degree in Business Administration from Wayne State University. He is also a director of Precision Castparts Corp. and GSI Group Inc.
     (d) Not applicable
     A copy of the press release announcing the resignation of Mr. Dattilo and the appointment of Mr. Pond is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d)    99.1     Press Release, dated August 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ James E. Kline

Name:	James E. Kline
Title:	Vice President, General Counsel and Secretary
Date: August 3, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 3, 2006.

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